UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

Anteris Technologies Global Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-42437	99-1407174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Toowong Tower, Level 3, Suite 302 9 Sherwood Road Toowong, QLD Australia	4066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +617 3152 3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwritten Offering

On January 20, 2026, Anteris Technologies Global Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Wells Fargo Securities, LLC and Cantor Fitzgerald & Co., acting as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell (the “Offering”) 34,782,609 shares (the “Firm Stock”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price to the public of $5.75 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 5,217,391 shares of Common Stock offered in the Offering on the same terms and conditions (the “Optional Stock” and, together with the Firm Stock, the “Shares”), which option the Underwriters exercised in full. The Offering and the Private Placement (defined below) are expected to close on January 22, 2026 (the “Closing Date”), subject to the satisfaction of customary closing conditions.

The Company estimates that the gross proceeds from the Offering and the Private Placement will be approximately $320 million, prior to deducting underwriting discounts and commissions in the Offering, placement agent fees in the Private Placement, and estimated expenses of the Offering and the Private Placement. The Company intends to use the net proceeds from the Offering, together with its existing cash and cash equivalents and the net proceeds from the Private Placement, to support the next stage of growth and advance execution of the Company’s clinical strategy. This includes ongoing recruitment and study execution of the DurAVR® Transcatheter Heart Valve (“DurAVR® THV”) global pivotal trial for patients with severe aortic stenosis (the “PARADIGM Trial”) and expansion of manufacturing capabilities. In addition, a portion of the proceeds is expected to fund ongoing research and development for v2vmedtech, inc., with the balance allocated to working capital and other general corporate purposes determined from time to time.

The Offering was made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-292565) (the “Registration Statement”), which was previously filed with the Securities and Exchange Commission (the “Commission”) and declared effective on January 8, 2026, and a prospectus supplement dated January 20, 2026.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Pursuant to the Underwriting Agreement, the Company’s executive officers and directors entered into lock-up agreements in the form included as an exhibit to the Underwriting Agreement, providing for a 90-day “lock-up” period with respect to sales of Common Stock, subject to certain exceptions.

The foregoing description of the Underwriting Agreement is subject to, and is qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the opinion of Jones Day relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1.

Private Placement

Stock Purchase Agreement

On January 20, 2026, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with Covidien Group S.à r.l., a wholly owned subsidiary of Medtronic plc (the “Investor”), pursuant to which the Company agreed to issue and sell (the “Private Placement”) to the Investor 15,652,173 shares of Common Stock of the Company (the “PIPE Shares”) at a purchase price of $5.75 per PIPE Share. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $90.0 million, before deducting placement agent fees and estimated offering expenses.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and the Investor.

Registration Rights Agreement

The Company and the Investor expect to enter into a registration rights agreement (the “Registration Rights Agreement”) on the Closing Date, pursuant to which the Company will agree to file a registration statement (the “Resale Registration Statement”) covering the resale of the PIPE Shares (the “Registrable Securities”) by the Investor no later than 18 months following the Closing Date. In addition, pursuant to the Registration Rights Agreement, the Company will grant the Investor the right to demand the sale of the PIPE Shares in one underwritten offering. The Company will also agree to be responsible for all fees and expenses incurred in connection with the registration of the PIPE Shares.

In the event (i) the Resale Registration Statement has not been declared effective in the time period specified in the Registration Rights Agreement or (ii) after the Resale Registration Statement has been declared effective by the Commission, sales cannot be made pursuant to the Resale Registration Statement for any reason, subject to certain limited exceptions, then the Company will agree, pursuant to the Registration Rights Agreement, to make payments to the Investor as liquidated damages in an amount equal to 1.0% of the aggregate amount paid pursuant to the Purchase Agreement by the Investor for the Registrable Securities then held by the Investor for each 30-day period or pro rata for any portion thereof during which such event continues. In no event will such liquidated damages exceed 5.0% of the aggregate purchase price of the PIPE Shares purchased by the Investor under the Purchase Agreement.

Pursuant to the Registration Rights Agreement, the Company will grant the Investor customary indemnification rights in connection with the Resale Registration Statement. The Investor will also grant the Company customary indemnification rights in connection with the Resale Registration Statement.

Investor Rights Agreement

The Company and the Investor expect to enter into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which the Company and the Investor have certain rights and obligations, including:

•
Participation rights: So long as the Investor beneficially owns at least 75% of the PIPE Shares purchased pursuant to the Purchase Agreement (the “Minimum Ownership Threshold”), the Investor will have participation rights with respect to certain future issuances of equity securities by the Company to maintain the Investor’s percentage ownership interest, subject to customary carve-outs set forth in the Investor Rights Agreement.

•
Transfer restrictions: From the Closing Date through May 22, 2027, the Investor will be prohibited from transferring any PIPE Shares, subject to certain customary exceptions. In addition, until January 22, 2029, transfers of any PIPE Shares by the Investor will be subject to, among other things, volume limitations and prohibitions on transfers to activist investors or any person engaged in the business of structural heart therapeutics.

•
Collaboration: The Company and the Investor agree to engage in non-exclusive good faith discussions regarding potential collaboration opportunities with respect to manufacturing, co-development and co-commercialization of the Company’s products and other matters as may be agreed to between the Company and the Investor from time to time.

•
Standstill: From the Closing Date through May 22, 2027 (the “Standstill Period”), the Investor will be subject to customary standstill provisions (the “Standstill”), pursuant to which, subject to customary exceptions, neither the Investor nor any of its affiliates may, directly or indirectly, among other things, acquire additional securities of the Company, propose or pursue extraordinary transactions involving the Company, seek to influence or control the Company’s management or board of directors, solicit proxies, initiate stockholder proposals or coordinate with third parties with respect to any of the foregoing. Notwithstanding the foregoing, following the occurrence of certain fundamental change events, the Investor may make proposals or offers privately to the Company, subject to the terms of the Investor Rights Agreement.

•
Voting agreement: During the Standstill Period, the Investor will be obligated to cause all shares of Common Stock beneficially owned by the Investor and its affiliates to be present for quorum purposes and to be voted in accordance with the recommendations of the Board with respect to all proposals submitted to the stockholders of the Company.

•
Board observer: From the Closing Date until the  Observer Termination Date (as defined below), the Investor will have the right to designate one non-voting board observer, who must be reasonably acceptable to the Board. The Investor’s right to designate a board observer will terminate upon the earliest of the date on which (the “Observer Termination Date”): (i) the Investor ceases to meet the Minimum Ownership Threshold; (ii) certain antitrust or competition law issues arise with respect to the board observer’s continued service as such; (iii) the Investor breaches the Standstill; (iv) the Investor takes any of the actions prohibited by the Standstill after the Standstill Period; and (v) the Investor or the board observer materially breaches any clean team agreement or any provision addressing competitively sensitive information of the Company in any confidentiality agreement.

•
Right to negotiate: From the Closing Date until the date on which the U.S. Food and Drug Administration approves the Company’s Class III device, and provided that the Investor meets the Minimum Ownership Threshold and the Investor’s board observer right has not been terminated pursuant to certain circumstances, the Company will notify the Investor upon receipt of certain acquisition proposals and, subject to applicable law and the fiduciary duties of the Board, is obligated to provide the Investor with substantially the same information provided to the party that made such acquisition proposal and negotiate in good faith with the Investor for a specified period of time. Nothing in the Investor Rights Agreement requires the Company or the Board to approve, recommend or consummate any transaction or limits the ability of the Board to take or refrain from taking any action required to comply with its fiduciary duties under applicable law.

The foregoing description of the Purchase Agreement is subject to, and is qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing descriptions of the Registration Rights Agreement and the Investor Rights Agreement are subject to, and are qualified in their entirety by, the forms of the Registration Rights Agreement and the Investor Rights Agreement, which are attached as Exhibit A and Exhibit B to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K related to the PIPE Shares is hereby incorporated by reference into this Item 3.02. The issuance and sale of the PIPE Shares pursuant to the Purchase Agreement was made in reliance on the exemption from registration requirements provided by Section 4(a)(2) under the Securities Act.

Forward-Looking Statements

This current report contains forward-looking statements. Forward-looking statements include all statements that are not historical facts. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements include, but are not limited to, any statements regarding the anticipated closing date for the Offering and Private Placement and the anticipated use of the net proceeds of the Offering and the Private Placement. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described under “Risk Factors” in the Registration Statement and the final prospectus supplement and accompanying prospectus. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, the Company does not assume any obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of January 20, 2026, by and among the Company and Barclays Capital Inc., Wells Fargo Securities, LLC and Cantor Fitzgerald & Co., acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

10.1	Stock Purchase Agreement, dated January 20, 2026, by and between the Company and Covidien Group S.à r.l.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anteris Technologies Global Corp.

Date: January 22, 2026	By:	/s/ Wayne Paterson
Name: Wayne Paterson
Title: Vice Chairman and Chief Executive Officer